Exhibit 99.1

FIRST UNITED ETHANOL, LLC
2007 MEMBERSHIP UNIT OPTION PLAN

A.	Purpose and Scope

The purposes of this Plan are to encourage Membership Unit ownership by key management employees of First United Ethanol, LLC (the “Company”), to provide an incentive for such employees to expand and improve the profits and prosperity of the Company and to assist the Company in attracting and retaining key personnel through the grant of Options to purchase the Company’s Membership Units.

B.	Definitions

Unless otherwise required by the context:

1.	“Board” shall mean the Board of Directors of the Company.

2.	“Code” shall mean the Internal Revenue Code of 1986, as amended.

3.	“Company” shall mean First United Ethanol, LLC.

4.
“Compensation Committee” shall mean a committee of the Board consisting solely of persons appointed by the Board, each of whom are both “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and “outside directors” within the meaning of Section 162(m) of the Code; provided, however, the failure of the Committee to be composed solely of individuals who are both “non-employee directors” and “outside directors” shall not render ineffective or void any awards or grants made by, or other actions taken by, such Committee.

5.	“Eligible Individual” means any officer, director or employee of the Company.

6.	“Membership Units” shall mean the membership units of the Company

7.	“Option” shall mean a right to purchase Membership Units, granted pursuant to the Plan.

8.	“Option Price” shall mean the purchase price for Membership Units under an Option, as determined by Section F below.

9.	“Participant” shall mean an Eligible Individual to whom an Option is granted under the Plan.

10.	“Plan” shall mean this First United Ethanol, LLC Membership Unit Option Plan.

C.	Membership Units to be Optioned

Subject to the provisions of Section L of the Plan, the maximum number of Membership Units that may be optioned or sold under the Plan is two percent (2%) of the outstanding Membership Units, measured as of the close of the Company’s federally registered offering of Membership Units on Form SB-2 declared effective by the Securities and Exchange Commission on June 8, 2006. Such Membership Units may be authorized but un-issued, Membership Units of the Company.

If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered, the Units that were not purchased or received that were canceled will become available for future grant or sale under the Plan (unless the Plan has terminated). If the Company repurchases Units which were issued pursuant to the exercise of an Option those repurchased Units may be available for future grant under the Plan.

D.	Administration

Unless the Board expressly resolves to the contrary, the Plan shall be administered by the Committee. Subject to specific powers withheld by the Board from the Committee, the Committee shall have the authority, in its discretion:

(i)	to determine the fair market value of the Membership Units in accordance with Section F herein;

(ii)	to select the Eligible Individuals to whom Options may be granted;

(iii)	to determine whether and to what extent Options are granted;

(iv)	to determine the number of Membership Units to be covered by each Option granted;

(v)	to approve forms of Option Agreements;

(vi)
to determine the terms and conditions, not inconsistent with the terms of this Plan, of any grant of Options including, but not limited to, (a) the exercise price; (b) the time or times the Options may be exercised or will be vested, which may be based on performance criteria or other reasonable conditions such as the Participant’s continuing status as an employee of the Company; (c) any vesting acceleration or waiver of forfeiture restrictions and any restriction or limitation regarding any Option based in each case on factors that the Committee determines in its sole discretion, including but not limited to a requirement subjecting the Optioned Units to (x) certain restrictions on transfer including without limitation a prohibition on transfer for a specified period of time and/or a right of refusal in favor of the Company); and (y) a right of repurchase in favor of the Company upon termination of the Participant’s status as an employee;

(vii)
to reduce the exercise price of any Option to the fair market value at the time of the reduction, if the fair market value of the Membership Units covered by that Option has declined since the date it was granted;

(viii)	to accelerate the vesting or exercisability of an Option award;

(ix)	to determine the terms and restrictions applicable to Options;

(x)	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Committee;

(xi)	to construe and interpret the terms of this Plan;

(xii)	to prescribe, amend and rescind the rules and regulations relating to the administration of this Plan;

(xiii)	to make all other determinations it considers necessary or advisable for administering this Plan.

The interpretation and construction of any provision of the Plan by the Committee shall be final. No member of the Committee shall be liable for any action or determination made by him in good faith.

E.	Eligibility

The Committee may grant Options to any Eligible Individual. . Options may be awarded by the Committee at any time and from time to time to new Eligible Individuals , or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Options granted at different times need not contain similar provisions.

F.	Option Price

Subject to the Committee’s discretion to set the purchase price of each Option granted hereunder, the purchase price for Membership Units under each Option shall be one hundred percent (100%) of the fair market value of the Membership Units at the time the Option is granted. Fair market value, for purposes of this Section F, shall be determined in good faith by the Committee with reference to the earnings, history, including trading history, book value and prospects of the Company in light of market conditions generally, and any other factors the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding. Each quarter the Committee shall meet for the purpose of determining the fair market value of the Membership Units.

G.	Terms and Conditions of Options

Options granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by agreements in such form as the Committee shall from time to time approve. Such agreements shall comply with and be subject to the following terms and conditions:

1.
Employment Agreement. The Committee may, in its discretion, include in any Option granted under the Plan a condition that the Participant shall agree to remain in the employ of, and to render services to, the Company for a period of time (specified in the agreement) following the date the Option is granted. No such agreement shall impose upon the Company, however, any obligation to employ the Participant for any period of time.

2.
Procedure for Exercise. An Option will be deemed exercised when the Company receives: (i) written notice of exercise from the person entitled to exercise the Option, (ii) full payment for the Membership Units with respect to which the Option is exercised, and (iii) all representations, indemnifications and documents reasonably requested by the Committee.

3.
Time and Method of Payment. The Committee may, in its discretion, determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist partially or entirely of cash, a promissory note made by the Participant in favor of the Company, other Units, or any other consideration and method of payment for the issuance of Units. The Option Price shall be paid in full at the time an Option is exercised under the Plan; provided, however, that full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Option agreement and this Plan otherwise, an exercise of any Option granted under the Plan shall be invalid and of no effect. Promptly after the exercise of an Option and the payment of the full Option Price, the Participant shall be entitled to the issuance of a Membership Unit certificate evidencing his ownership of such Membership Units. A Participant shall have none of the rights of a member until Membership Units are issued to him, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such a Membership Unit certificate is issued.

4.	Number of Membership Units. Each Option shall state the total number of Membership Units to which it pertains.

5.
Option Period and Limitations on Exercise of Options. The Committee may, in its discretion, provide that an Option may not be exercised in whole or in part for any period or periods of time specified in the Option agreement. The Committee may, in its discretion, consider any applicable tax consequences to the Company in deciding whether, and to what extent, an Option may be exercised during any taxable year. Except as provided in the Option agreement, an Option may be exercised in whole or in part at any time during its term. No Option may be exercised after the expiration of ten (10) years from the date it is granted. No Option may be exercised for a fractional Membership Unit.

H.	Termination of Employment

Except as provided in Section I below, if a Participant ceases to be employed by the Company, his Options shall terminate immediately; provided, however, that if a Participant’s cessation of employment with the Company is due to his retirement with the consent of the Company the Participant may, at any time within three (3) months after such cessation of employment, exercise his Options to the extent that he was entitled to exercise them on the date of cessation of employment, but in no event shall any Option be exercisable more than ten (10) years from the date it was granted. The Committee may cancel an Option during the three-month period referred to in this paragraph if the Participant engages in employment or activities contrary, in the opinion of the Committee, to the best interests of the Company. The Committee shall determine in each case whether a termination of employment shall be considered a retirement with the consent of the Company and, subject to applicable law, whether a leave of absence shall constitute a termination of employment. Any such determination of the Committee shall be final and conclusive.

I.	Rights in Event of Death or Disability

If a Participant dies while employed by the Company, or within three months after having retired with the consent of the Company, and without having fully exercised his Options, the executors or administrators, or legatees or heirs of his estate shall have the right to exercise such Options to the extent that such deceased Participant was entitled to exercise the Options on the date of his death; provided, however, that in no event shall the Options be exercisable more than ten (10) years from the date they were granted.

If a Participant holds exercisable Options on the date his employment status terminates because of his disability, the Participant may exercise the Options that were vested and exercisable as of the date of termination for a period of 12 months following such termination (or such other period as is set forth in the Option Agreement or determined by the Committee). If the Participant is not entitled to exercise his entire Option at the date of such termination, the Units covered by the unexercisable portion of the Option will revert to the Plan, unless otherwise set forth in the Option Agreement or determined by the Committee. The Committee may determine, in its sole discretion, that such unexercisable portion of the Option will become exercisable at such times and on such terms as the Committee may determine in its sole discretion. If the Participant does not exercise an Option within the time period specified above after termination, that Option will expire and the Units covered by it will revert to the Plan, unless otherwise set forth in the Option Agreement or as determined by the Committee. Disability, for purposes of this Section I, shall mean total and permanent disability as defined in Section 22(e)(3) of the Code.

J.	No Obligations to Exercise Option

The granting of an Option shall impose no obligation upon the Participant to exercise such Option.

K.	Nonassignability

Options shall not be transferable other than by will or by the law of descent and distribution, and during a Participant’s lifetime shall be exercisable only by such Participant.

L.	Effect of Change in Membership Units Subject to the Plan

The aggregate number of Membership Units available for Options under the Plan, the Membership Units subject to any Option and the price per Membership Unit shall all be proportionately adjusted for any increase or decrease in the number of issued Membership Units subsequent to the effective date of the Plan resulting from (1) a subdivision or consolidation of Membership Units or any other capital adjustment, (2) the payment of a Membership Unit dividend, or (3) other increase or decrease in such Membership Units effected without receipt of consideration by the Company. If the Company shall be the surviving entity in any merger or consolidation, any Option shall pertain, apply and relate to the securities to which a holder of the number of Membership Units subject to the Option would have been entitled after the merger or consolidation. Upon dissolution or liquidation of the Company, or upon a merger or consolidation in which the Company is not the surviving entity or resulting in any one person or entity and it affiliates, in the aggregate, owning a majority of the then-outstanding Membership Units, or upon a sale of all or substantially all of the assets or business of the Company, all Options outstanding under the Plan shall terminate; provided, however, that each Participant (and each other person entitled under Section I to exercise an Option) shall have the right, immediately prior to such dissolution or liquidation, or such merger or consolidation, or such sale of assets or business, to exercise such Participant’s Options in whole or in part, but only to the extent that such Options are otherwise exercisable under the terms of the Plan.

M.	Amendment and Termination

The Committee, by resolution, may terminate, amend or revise the Plan with respect to any Membership Units as to which Options have not been granted. The Committee may not, without the consent of the holder of an Option, alter or impair any Option previously granted under the Plan, except as authorized herein. Unless sooner terminated, the Plan shall remain in effect for a period of ten (10) years from the date of the Plan’s adoption by the Committee. Termination of the Plan shall not affect any Option previously granted.

N.	Agreement and Representation of Employees

As a condition to the exercise of any portion of an Option, the Company may require the person exercising such Option to represent and warrant at the time of such exercise that any Membership Units acquired at exercise are being acquired only for investment and without any present intention to sell or distribute such Membership Units, if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency. The Company may also require the person exercising such Option to represent and warrant that the person understands any restrictions on the sale or transfer of Membership Units under federal or state securities laws, other law or regulation or the Company’s Operating Agreement.

O.	Reservation of Membership Units

The Company, during the term of this Plan, will at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction any requisite authority necessary to issue and to sell the number of Membership Units that shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed necessary by counsel for the Company for the lawful issuance and sale of its Membership Units hereunder shall relieve the Company of any liability in respect of the failure to issue or sell Membership Units as to which the requisite authority has not been obtained.

P.	Effective Date of Plan

The Plan shall be effective from the date that the Plan is approved by the Committee.

Q.	Legends.

In order to enforce any restrictions imposed upon the Membership Units issued in connection with the exercise of an Option granted under this Plan, the Committee may cause a legend to be placed on any certificates representing such Membership Units, which legend shall make appropriate reference to such restrictions, including, but not limited to, a restriction against sale of such Membership Units for any period of time as may be required by applicable law. Additionally, and not by way of limitation, the Committee may impose such restrictions on any Membership Units issued pursuant to the Plan, as it may deem advisable.

R.	Governing Law.

The Plan will be governed by and construed in accordance with the laws of the State of Georgia without giving effect to conflicts of law principles.